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                             SUBSCRIPTION AGREEMENT


SUBSCRIPTION AGREEMENT (this "Agreement") made as of this __ day of _________, 1995 among BlackRock Fund Investors III, a Delaware business trust, with its principal offices at 345 Park Avenue, New York, New York 10154 (the "Fund"), BlackRock Financial Management L.P., a Delaware limited partnership with its principal office at 345 Park Avenue, New York, New York 10154 (the "Advisor") and the undersigned (the "Subscriber").


                              W I T N E S S E T H:
                              - - - - - - - - - -

           WHEREAS, the Fund is authorized to issue an aggregate of up to 200,000,000 shares of beneficial interest, par value $.01 per share, of the Fund (the "Shares"), upon the terms and subject to the conditions hereinafter set forth, and the Subscriber desires to irrevocably commit, upon the terms and subject to the conditions hereinafter set forth, to purchase up to a specified aggregate dollar amount of Shares ("Capital Commitment") as set forth on the signature page hereof;

           NOW, THEREFORE, for and in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:


1.   SUBSCRIPTION FOR SHARES AND REPRESENTATIONS AND AGREEMENTS OF SUBSCRIBER

           1.1 The Subscriber hereby acknowledges that (a) the Fund was organized solely for the purpose of investing in BlackRock Asset Investors (the "Trust"); (b) by executing this Agreement, the Subscriber irrevocably commits, upon the terms and subject to the conditions hereinafter set forth, to purchase up to a specified aggregate dollar amount (net of cash distributions of capital from the Fund to the Subscriber) of Shares of the Fund as set forth upon the signature page hereof; and (c) the Fund will, in turn, be obligated to irrevocably commit, subject to parallel terms, to purchase the same aggregate dollar amount of shares of beneficial interest of the Trust as the Capital Commitment of the Subscriber and the capital commitments of all other subscribers whose subscription agreements are accepted by the Fund.

           1.2    The initial closing is expected to occur on or about
January 6, 1995 (the "Initial Closing"), although the Initial Closing may occur on any date, prior to March 31, 1995, after which at least $200 million of total capital commitments ("Total Trust Commitments") have been secured from all investors in the Trust. Subsequent closings may be held on or before March 31, 1995.

           1.3 Within 14 days after March 31, 1995, the Trust will give the Subscriber written notice of the Total Trust Commitments and the Subscriber's Capital Commitment expressed as a percentage of Total Trust Commitments.

           1.4 As summarized in the Confidential Private Placement Memorandum dated December 21, 1994 (the "Memorandum"), pursuant to and subject to all of the terms of the Fund's Declaration of Trust, as amended from time to time (the "Declaration"), under certain circumstances following a Trigger Notification Date (as defined in the Declaration), each Subscriber will be given the right to cancel its unfunded Capital Commitment and, if so approved by holders of a majority of the Trust's shares, all unfunded Capital Commitments will be

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cancelled and, if so approved, the Trust, the Fund and the Other Funds (as defined below) will terminate and promptly wind up their affairs. In addition, pursuant to and subject to all of the terms of the Declaration, all unfunded Capital Commitments will be cancelled and the Trust, the Fund and the Other Funds will terminate and promptly wind up their affairs at any time if so approved by holders of 75% of the Trust's shares. Subject to the foregoing, the period during which the Capital Commitment may be drawn down by the Fund (the "Commitment Period") will expire on the third anniversary of the Initial Closing; provided, however, that the Advisor, upon approval by holders of a majority of the outstanding shares of beneficial interest of the Trust, may extend the Commitment Period for up to one additional year if (i) at least 50% of the Total Trust Commitments have been drawn down and invested prior to such expiration date and (ii) the Advisor determines, in its reasonable judgment, that sufficient opportunities exist to deploy the unused Total Trust Commitments during the extension period.

           1.5 The Fund will draw down capital from time to time to make investments in the Trust upon receiving, simultaneously with each other investment company investing in the Trust (the "Other Funds" and collectively with the Fund, the "Funds"), a written capital call from the Trust. Undrawn Capital Commitments by the Funds may be called by the Trust during the Commitment Period in any amount not less than $10 million in the aggregate; provided that each such capital call to each of the Funds shall be expressed as a pro rata percentage of such Fund's undrawn Capital Commitment to the Trust and each capital call from the Fund to the Subscribers will be expressed as a pro rata percentage of each Subscriber's undrawn Capital Commitment to the Fund.

           1.6 In order to make a capital call on the Subscriber, the Fund must provide at least 14 days prior written notice of the amount of the call (both as a percentage of the unpaid portion of the Subscriber's Capital Commitment and as a dollar amount) and the date (no sooner than 14 days following the capital call) on which immediately available funds must be received by the Fund. Upon receipt of such funds in the amount of the call, the Fund will issue in the name of and for the account of the Subscriber that number of full and fractional Shares having an aggregate net asset value equal to the amount of the capital call from the Subscriber as determined by the Fund at any time within 48 hours, excluding Saturdays, Sundays and holidays on which banks in the City of New York or the New York Stock Exchange are not open for business, prior to the date of such issuance. Upon the Subscriber's payment in full of the amount of a call, the Subscriber's undrawn Capital Commitment shall be reduced by such amount; provided, however, that the Subscriber's undrawn Capital Commitment shall be increased (but not in excess of the original amount) by any cash distributions of capital from the Fund to the Subscriber during the Commitment Period. At or prior to the date of each capital call, the Fund will advise the Subscriber of the total amount of such Subscriber's undrawn Capital Commitment, together with details of any return of capital subsequent to the previous capital call.

           1.7 If the Subscriber fails to pay the full amount of a capital call by the date specified in the notice, the Fund will send a second notice of such call. If the Subscriber fails to pay the full amount of such capital call in immediately available funds on or prior to 5:30 p.m. on the 14th day (the "Default Date") after the date of such second notice, the Fund shall be entitled at any time prior to the 120th day after the Default Date to repurchase, retire and cancel all Shares previously purchased by the Subscriber at a price per Share equal to 50% of the net asset value per Share utilized for purposes of the capital call which the Subscriber failed to satisfy. Other than as set forth in this Section 1.7, the Funds shall not purchase, redeem or otherwise acquire their Shares.

           1.8 If this Agreement is accepted by the Fund after the date on which the Trust receives funds in satisfaction of its first capital call (the "Initial Funding Date"), the Fund will specify in such acceptance, and the Fund and each Other Fund will specify in a written notice to each of its respective subscribers that has a Capital Commitment expressed as a percentage of the Total Trust Commitments, the amount that the new


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Subscriber and each such percentage subscriber, respectively, shall pay in immediately available funds within 14 days after such acceptance or notice, which amount shall be sufficient to permit all future capital calls to be made on a pro rata basis; provided that the Trust will accept new or additional subscriptions no more frequently than biweekly after the Initial Funding Date. Payments due will not be treated as capital calls subject to the minimum as set forth in Section 1.5.

           1.9 The Subscriber understands and acknowledges (i) that the Subscriber must bear the economic risk of his investment in the Shares;
(ii) that the Shares have not been registered under the Securities Act of 1933 (the "1933 Act") or any state or foreign securities laws, that the Fund has no intention of doing so and that the Subscriber has no right to require it to do so and that therefore such Shares cannot be resold or transferred unless they are subsequently registered under the 1933 Act and applicable state laws or unless an exemption from such registration is available; (iii) that the Subscriber is purchasing the Shares for investment purposes only for the account of the Subscriber and not with any view toward a distribution thereof;
(iv) that the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Shares which the Subscriber hereby subscribes to purchase or any part thereof or interest therein, and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement; (v) that the Subscriber understands that, except as otherwise provided in the Declaration, the Shares cannot be transferred without the prior written consent of the Fund, which will not be unreasonably withheld; (vi) that there will be no public market for the Shares; (vii) that any disposition of the Shares or any interest therein may result in unfavorable tax consequences to the Subscriber; and (viii) that this Agreement represents an interest in Shares and is subject to the foregoing to the same extent as the Shares.

           1.10 The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that (i) the Fund has no operating history;
(ii) an investment in the Fund is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Fund and the Shares; (iii) the Subscriber may not be able to dispose of his investment; (iv) transferability of the Shares is extremely limited and (v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

           1.11 The Subscriber represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by the responses to the questions contained in
Section 6 hereof.

           1.12 The Subscriber hereby represents that he has been afforded the opportunity to ask questions of and obtain additional information concerning the terms and conditions of the offering of the Shares or to verify the information contained in the Confidential Private Placement Memorandum dated December 21, 1994, as supplemented from time to time, and the appendices thereto (collectively, the "Offering Documents") or otherwise relative to the Fund and the Trust, to the extent that the officers and representatives of the Fund possess such information or can acquire it without unreasonable effort or expense. All such questions if asked have been answered satisfactorily and all such information provided has been found to be fully satisfactory.

           1.13 The Subscriber hereby represents that the Subscriber has received, reviewed carefully and understands fully the Offering Documents and has consulted with his own investment advisor, attorney or accountant with respect to the investment contemplated hereby and its suitability for the Subscriber. The Subscriber has evaluated the risks of investing in the Shares, and has determined that the Shares are a suitable investment for the Subscriber. The Subscriber can bear the economic risk of this investment and can afford a complete loss of his investment. In evaluating the suitability of an investment in the Shares, the Investor has not relied upon any representations or other information (whether oral or written) other than as set forth in the

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Offering Documents and other than independent investigations made by the
Subscriber or representative(s) of the Subscriber.

           1.14 The Subscriber hereby acknowledges that the offering of the Shares has not been reviewed, endorsed or recommended by the United States Securities and Exchange Commission (the "Commission") or any state or foreign regulatory authority and that no federal, state or foreign authority has made any finding or determination as to the fairness of the offering of the Shares.

           1.15 The Subscriber understands that there is no market for the Shares and that no market is expected to develop for the Shares. The Subscriber hereby agrees that it will not dispose of an interest in this Agreement or any of the Shares by way of sale, transfer, assignment, pledge, hypothecation or any other means other than in accordance with the provisions set forth in the Declaration (which provisions are summarized in the Memorandum).

           1.16 Any information which the Subscriber has furnished to the Fund in Section 6 or on the signature page hereof is correct and complete as of the date of this Agreement and if there should be any material change, prior to the Initial Closing, in such information or in any representation or warranty made by the Subscriber herein, the Subscriber will immediately furnish such revised or corrected information to the Fund.

           1.17 The Subscriber hereby represents that the address or the addresses of the Subscriber furnished by him on the signature page hereof is the undersigned's principal residence if he is a natural person or its principal business address or addresses if it is a corporation or other entity.

           1.18 The representations, warranties, agreements, undertakings and acknowledgements made by the Subscriber in this Agreement (the "Covered Items") are made with the intent that they be relied upon by the Fund in determining the Subscriber's suitability as a purchaser of the Shares, and shall survive any such purchase. The Subscriber recognizes that the offer of the Shares to him was made in reliance upon his representations and warranties and the acknowledgments and agreements set forth herein, and hereby agrees to indemnify, to the extent of the Subscriber's undrawn Capital Commitment and the Subscriber's interest in the Fund (which shall be the maximum indemnification liability of the Subscriber for all purposes hereof), the Fund, the Advisor and each of their respective Affiliates (as defined in the Declaration), and to hold each of them harmless against, all liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Shares by the Subscriber in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Subscriber of the Covered Items.

2.   REPRESENTATIONS BY, AND COVENANTS OF, THE ADVISOR AND THE FUND

           2.1 As of the Initial Closing, the Advisor, and as of each subsequent closing date, the date of notice of each call and the date of each sale of Shares by the Fund (each, a "Subsequent Date"), the Advisor (but only to the best of its knowledge insofar as the Fund is concerned) and the Fund (but solely as to the Fund and not as to any Other Fund or as to the Advisor) represent, warrant and, where applicable, covenant that (A) the Fund has been duly organized, and is subsisting and in good standing, as a business trust under the laws of the State of Delaware and has the requisite power and authority to conduct its business as described in the Offering Documents and the Declaration and (B) each of the Declaration, the Declaration of Trust of each of the Other Funds, the Investment Advisory Agreement (the "Advisory Agreement") in effect between the Fund and the Advisor, this Agreement, the subscription agreements with respect to the Other Funds and any other


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documents executed and delivered by the Fund, the Other Funds, their respective
Trustees or the Advisor in connection therewith or herewith have been duly authorized, executed and delivered by such persons, and are the legal, valid and binding obligations of such persons enforceable in accordance with their respective terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

           2.2   As of the Initial Closing and as of each Subsequent
Date, the Advisor represents, warrants and, where applicable, covenants that it has been duly organized, and is subsisting and in good standing, under the laws of the state of its organization and has the requisite power and authority to enter into and perform its obligations under the Advisory Agreement.

           2.3 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor and the Fund represent, warrant and, where applicable, covenant that the Shares have been duly and validly authorized and, when delivered and paid for in accordance with this Agreement, will be duly and validly issued units of beneficial interest in the Fund and that the Subscriber shall be entitled to all the benefits of a beneficial owner of the Fund under the Declaration and the Delaware Act (as defined in the Declaration).

           2.4 As of the Initial Closing, the Advisor represents and warrants that the Fund is duly qualified to do business and is in good standing in the State of New York and is not required by virtue of the conduct of its business to be qualified as a foreign corporation in any other jurisdiction.

           2.5 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, to the extent within its control, and the Fund represent, warrant and, where applicable, covenant that the Fund will use the proceeds from the sale of the Shares solely to invest in the Trust and to pay the Fund's expenses.

           2.6 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, to the extent within its control, and the Fund represent, warrant and, where applicable, covenant that commencing on the Initial Funding Date, the Fund will (i) be an investment company within the meaning of the Investment Company Act of 1940 (the "1940 Act") and be registered as such under the 1940 Act and (ii) qualify for and be entitled to receive the special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Without limiting the generality of the foregoing, to the extent within the control of the Advisor, commencing on the Initial Funding Date, the Fund will be deemed to have outstanding securities (other than short-term paper) beneficially owned by more than 100 persons as determined in accordance with provisions of Section 3(c)(1) of the 1940 Act and the Fund will not be a company described in Sections 3(c)(5) and/or 3(c)(6) of the 1940 Act.

           2.7 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor (to the best of its knowledge insofar as the Fund and any Other Fund is concerned) and the Fund (but solely as to the Fund and not as to any Other Fund or as to the Advisor), to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Fund, any Other Fund, nor the Advisor is in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in the Declaration or the Declaration of Trust of the respective Other Fund, or in any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which any such person is a party or by which any thereof is bound or to which the properties of any thereof are subject, nor is any such person in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which


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it is subject, which default or violation would materially adversely affect the business or financial condition of such person or impair such person's ability to carry out its obligations under this Agreement, any subscription agreement with respect to any Other Fund, the Declaration or the Declaration of Trust of the respective Other Fund, as the case may be, or impair the Advisor's ability to carry out its obligations under the Advisory Agreement.

           2.8 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, and the Fund (but solely as to the Fund and not as to any Other Fund or as to the Advisor), represent, warrant and, where applicable, covenant that there is no litigation, investigation, or other proceeding pending or, to the best of its or their knowledge, threatened against the Fund, any Other Fund, the Advisor or any of their respective Affiliates (excluding from such term solely for this purpose any investor in the Fund or in any Other Fund other than the Advisor or its Affiliates) which, if adversely determined, would materially adversely affect the business or financial condition of the Fund, any Other Fund or the Advisor or the ability of such person to carry out its obligations under this Agreement, any subscription agreement with respect to any Other Fund, the Declaration or the Declaration of Trust of the respective Other Fund, as the case may be, or impair the Advisor's ability to carry out its obligations under the Advisory Agreement.

           2.9 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, to the best its knowledge, and the Fund, to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Fund nor any person acting on its behalf has taken any actions that would subject the issuance and sale of the Shares to the registration and prospectus delivery provisions of the 1933 Act.

           2.10 As of the Initial Closing, the Advisor, and as of each Subsequent Date occurring on or prior to March 31, 1995, the Advisor, and the Fund, represent, warrant and, where applicable, covenant that the Offering Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they are or were made.

           2.11 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor and the Fund represent, warrant and, where applicable, covenant that if, in connection with the sale of shares in the Fund or any Other Fund, such Fund or Other Fund or the Advisor or an Affiliate of either offers any rights or benefits to or for the benefit of the purchaser of such shares, rights or benefits no less favorable than those offered to or for the benefit of such purchaser shall be offered to the Subscriber.

           2.12  As of the Initial Closing and as of each Subsequent
Date, the Advisor represents, warrants and, where applicable, covenants that the Subscriber has been provided true, complete and correct copies or forms of all letters, agreements, undertakings and other documents by and among the Fund or any Other Fund or the Advisor or an Affiliate thereof relative to any such person's purchase of shares of the Fund or any Other Fund or any terms, conditions, operations, obligations or other understandings affecting the Fund or such Other Fund.

           2.13  As of the Initial Closing and as of each Subsequent
Date, the Advisor represents, warrants and, where applicable, covenants that the Advisor will reimburse the Trust, BlackRock Capital Finance, the Fund and the Other Funds for, or cause to be paid on behalf of the Trust, BlackRock Capital Finance, the Fund and the Other Funds, each such entity's allocable share of the aggregate offering and organizational expenses of the Trust, BlackRock Capital Finance, the Fund and the Other Funds in excess of $750,000.

           2.14 The Advisor and/or the Fund, as case may be, acknowledges that the representations, warranties and covenants made by the Advisor and/or the Fund, as the case may be, are made with the intent that

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they be relied upon by the Subscriber in committing to purchase and in purchasing Shares and shall survive any such purchase and that the commitment to purchase, and each purchase of, Shares by the Subscriber was and will be made in reliance upon the representations, warranties and covenants set forth herein. To the extent such representations, warranties and covenants are made by the Advisor and the Fund, they are made jointly and severally: provided, however, that if the Subscriber brings action against only the Fund or only the Advisor, the defending party may implead or seek contribution from the other and the other will, in addition to any liability or contribution imposed, be liable to the defending party for the incremental costs incurred by the defending party in connection with such impleader or contribution proceeding if
(a) the other is found to be responsible for 25% or more of the aggregate recovery, (b) the other is found to be responsible for $1,250,000 or more or
(c) the defending party is found to be not responsible for any amount and the other is found to be responsible for some amount. The Advisor hereby agrees to indemnify, to the extent of the dollar amount of the Subscriber's Capital Commitment (which shall be the maximum indemnification liability of the Advisor for all purposes hereof), the Subscriber and any Affiliates, and to hold each of them harmless against liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Shares by the Fund or the Advisor (or any Affiliate of the Advisor) in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Advisor of its representations, warranties and covenants made herein.


3.    Closing Conditions

            3.1 The Subscriber's obligations hereunder are subject to the fulfillment (or waiver by the Subscriber), prior to or at the time of the Initial Closing, of the following conditions:

                  (a) The representations and warranties set forth herein on the part of the Advisor shall be true and correct as if made on and as of the time of the Initial Closing.

                  (b) The Initial Closing shall have occurred not later than March 31, 1995; the Total Trust Commitments at the time of the Initial Closing shall be at least $200 million and such Total Trust Commitments shall include a capital commitment on the part of the Advisor (either directly or through one or more affiliates) to one or more of the Fund and the Other Funds in an aggregate amount equal to the lesser of 5% of such Total Trust Commitments and $27 million.

                  (c) The certificate of trust with respect to the Fund shall have been duly filed in the Office of the Secretary of State of the State of Delaware.

                  (d) The Advisor shall have executed and delivered to the Subscriber a certificate satisfactory in form and substance to the Subscriber certifying the fulfillment of the conditions specified in clauses
(a) through (c) above.

                  (e) The Subscriber shall have received opinions dated the date of the Initial Closing from Skadden, Arps, Slate, Meagher & Flom in substantially the form attached hereto as Schedule 1.

            3.2 If at the Initial Closing the Advisor fails to tender to the Subscriber the documents specified herein which are required to be delivered to the Subscriber at the Initial Closing or if any of the conditions specified in Section 3.1 above shall not have been fulfilled, the Subscriber shall, at its election, be relieved of all further obligations under this Agreement.


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4.    MISCELLANEOUS

           4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by facsimile with written confirmation of receipt and a copy of the notice sent by overnight courier, or if delivered by hand against written receipt therefor, addressed to BlackRock Fund Investors III, c/o BFM Advisory L.P., 345 Park Avenue, New York, New York 10154, Attention: Ralph L. Schlosstein, President (Fax: 212-754-8760), BlackRock Financial Management L.P., 345 Park Avenue, New York, New York 10154,
Attention: Ralph L. Schlosstein, President, (Fax: 212-754-8760) or to the Subscriber at his address or facsimile number indicated on the signature page of this Agreement, or in either case such other person, address or facsimile number as shall have been given by notice to the other party. Notices shall be deemed to have been given on the date sent or delivered by hand in accordance with the provisions of this Section 4.1.

           4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by such parties.

           4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement and any other agreements referred to herein sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them with respect to such subject matter. This Agreement may not be assigned without the prior written consent of each party hereto or the successor to substantially all of the business of any such person.

           4.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided and shall survive insolvency, merger, consolidation, share exchange, sale of assets and the death or disability of the Subscriber; provided, however, if within 14 days of the Fund's acknowledged receipt of the Subscription Agreement, the Subscription Agreement is not accepted by the Fund and the Advisor and an accepted copy is not delivered to the Subscriber, the Subscription Agreement shall be of no further force and effect unless the Subscriber agrees in writing to an extension of such 14 day period.

           4.5 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law.

           4.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

           4.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

           4.8 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


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5.  NOTICE TO CERTAIN STATE RESIDENTS

           5.1 In making an investment decision investors must rely on their own examination of the issuer and the terms of the offering, including the merits and risks involved. These securities have not been recommended by any federal or state securities commission or regulatory authority in any jurisdiction. Furthermore the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

           5.2 These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment.

           5.3 The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

           5.4 Florida Residents: Where sales are made to five or more persons in Florida (excluding certain institutional purchasers described in section 517.061(7) of the Florida Securities and Investor Protection Act) (the "Act"), any such sale made pursuant to section 517.061(11) of the Act shall be voidable by the purchaser either within three days after the first tender of consideration is made by such purchaser to the issuer, or an agent of the issuer, or an escrow agent or within three days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

           5.5 New Hampshire Residents: Neither the fact that a registration statement or an application for license has been filed under Chapter 421-B with the State of New Hampshire nor the fact that a security is effectively registered or a person is licensed in the State of New Hampshire constitutes a finding by the Secretary of State that any document filed under RSA 421-B is true, complete and not misleading. Neither any such fact nor the fact that an exemption or exception is available for a security or a transaction means that the Secretary of State has passed in any way upon the merits or qualification of, or recommended or given approval to, any person, security or transaction. It is unlawful to make, or cause to be made, to any prospective purchaser, customer or client any representation inconsistent with the provisions of this paragraph.

           5.6 Pennsylvania Residents: If a purchaser is a resident of the Commonwealth of Pennsylvania, he acknowledges and agrees that (a) the securities purchased by such purchaser cannot be sold for a period of twelve
(12) months from the date of purchase, except as permitted under section
204.011 of the Pennsylvania Securities Regulations, and (b) pursuant to section 207(M) of the Pennsylvania Securities Act, each Pennsylvania resident who accepts an offer to purchase securities exempted from registration under section 203(D) of the Pennsylvania Securities Act directly from an issuer or an affiliate of an issuer has the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person within two (2) business days from the date of receipt by the issuer of his written binding contract of purchase or, in the case of a transaction in which there is no written binding contract of purchase, within two (2) business days after he makes the initial payment for the securities being offered.

6.   CONFIDENTIAL INVESTOR QUESTIONNAIRE

          The Subscriber represents and warrants that he, she or it comes within each category marked below, and that for any category marked, he or she has truthfully set forth the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish such additional information as is reasonably necessary in order for the Fund or the Advisor to verify the answers set forth below.

Please mark each applicable box

[ ]   a.  The undersigned is an individual (not a partnership,
          corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $ 1,000,000.

              Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the appraised fair market value of such property less debt secured by such property.

[ ]   b.  The undersigned is an individual (not a partnership,
          corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

[ ]   c.  The undersigned is a director or executive officer of the Fund which is issuing and selling the Shares.

[ ]   d.  The undersigned is a bank; a savings and loan association, insurance company, registered investment company; registered business development company; licensed small business investment company ("SBIC"); a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


          _______________________________________________________________

          _______________________________________________________________
          (describe entity)

[ ]   e.  The undersigned is a business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;


          _______________________________________________________________

          _______________________________________________________________
          (describe entity)

[ ]   f.  The undersigned is a corporation, partnership, Massachusetts or other business trust, or a non-profit organization within the meaning of Section 501 (c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000;


          _______________________________________________________________

          _______________________________________________________________
          (describe entity)

[ ]   g.  The undersigned is a trust with total assets in excess of
          $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii). Such "sophisticated person" has the knowledge and experience in financial and business matters to capably evaluate the merits and risks of the prospective investment.

[ ]   h.  The undersigned is an entity all the equity owners of which are
          "accredited investors" within one or more of the above categories. If relying upon this category alone, each equity owner must complete and sign a separate copy of this Confidential Investor Questionnaire.


          _______________________________________________________________

          _______________________________________________________________
          (describe entity)

[ ]   i.  The undersigned is not within any of the categories above and is therefore a nonaccredited investor.

[ ]   j.  The undersigned is (i) an individual or company whose
          subscription is for at least $500,000 or (ii) an individual or company whose net worth at the time of entering into such person's or company's subscription agreement is at least $1,000,000. For this purpose, the term "company" generally means a corporation, partnership, association, joint-stock company, trust, or any organized group of persons (which may include a contractual arrangement), whether incorporated or not, or any receiver, trustee in bankruptcy or liquidating agent for any of the foregoing. However, the term

          "company" does not include a registered investment company, a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (which would include a registered business development company) or any "company" which would be required to register as an investment company except by virtue of the operation of Section 3(c)(1) of the Investment Company Act of 1940 unless each of such company's equity holders satisfies the requirements of clause (i) or
          (ii) above (taking into account the definition of company used in such clauses).

THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE OF THE FOREGOING
REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT THE FUND WILL RELY ON THEM.

7.    MANNER IN WHICH TITLE TO BE HELD (check one)

a.    [ ]   Individual Ownership*
b.    [ ]   Community Property
c.    [ ]   Joint Tenant with Right of Survivorship (both parties must sign)
d.    [ ]   Partnership*
e.    [ ]   Tenants in Common
f.    [ ]   Corporation*
g.    [ ]   Trust*
h.    [ ]   Other

* If Shares are being subscribed for by any person other than a natural person, please complete Exhibit A, B or C, as applicable, which are attached. If Shares are being subscribed for by an individual, please complete Exhibit D, which is attached.

Capital Commitment (please fill in (a) or (b) below): The minimum Capital Commitment is the lesser of (x) $100 million or (y) 16.67% of the Maximum Commitments.

                 (a)  $________________ million

                 (b) __________________% of the aggregate Capital Commitments of the Trust, subject to a maximum of $_________________ million

                  -----------------------------------------------------------------------
                               Name(s) Exactly as to Appear on Stock Register

- ----------------------------------------------------      -----------------------------------------------------
  Signature                                                 Signature (if purchasing jointly)


- ----------------------------------------------------      -----------------------------------------------------
  Name Typed or Printed                                     Name Typed or Printed


- ----------------------------------------------------      -----------------------------------------------------
  Residence Address                                         Residence Address


- ----------------------------------------------------      -----------------------------------------------------


- ----------------------------------------------------      -----------------------------------------------------
  City. State and Zip Code                                  City, State and Zip Code


- ----------------------------------------------------      -----------------------------------------------------
  Telephone                                                 Telephone

- ----------------------------------------------------      -----------------------------------------------------
  Facsimile Number                                          Facsimile Number


- ----------------------------------------------------      -----------------------------------------------------
  Tax Identification or Social Security Number              Tax Identification or Social Security Number



  Dated:  ___________, 199_                                  Dated: __________, 199_


This Subscription Agreement is agreed to and accepted as of ________ __, 1995

         BlackRock Fund Investors III

         By:  ______________________________________
                Name:  Wesley R. Edens
                Title: Chief Operating Officer


         BlackRock Financial Management L.P.

         By:  _____________________________
                Name:  Ralph L. Schlosstein
                Title: President

                                   EXHIBIT A

                      CERTIFICATE OF PARTNERSHIP INVESTOR


CERTIFICATE OF                                             (the "Partnership")
             -----------------------------------------------------------------
                                  (Name of Partnership)

         The undersigned, constituting all of the partners of the Partnership who must consent to the proposed investment by the Partnership hereby certify as follows:

         1. That the Partnership commenced business on ____________ and was established pursuant to a Partnership Agreement dated ____________ (the "Agreement").

         2. That, as the partners or managing or general partner or partners of the Partnership, we have the authority to determine, and have determined,
(i) that the investment in, and the purchase of an interest in BlackRock Fund Investors III is of benefit to the Partnership and (ii) to make such investment on behalf of the Partnership.

         3. That _____________________ is authorized to execute all necessary documents in connection with our investment in _______________________.

         IN WITNESS WHEREOF, we have executed this certificate as the partners of the Partnership this __ day of ___________, 199_, and declare that it is truthful and correct.



                                         _______________________________________
                                                    (Name of Partnership)




                                         By:____________________________________
                                                           Partner




                                         By:____________________________________
                                                           Partner




                                         By:____________________________________
                                                           Partner

                                   EXHIBIT B

                       CERTIFICATE OF CORPORATE INVESTOR

CERTIFICATE OF                                             (the "Corporation")
             -----------------------------------------------------------------
                                  (Name of Corporation)

         The undersigned, being the duly elected and acting Secretary or Assistant Secretary of the Corporation, hereby certifies as follows:

         1. That the Corporation commenced business on and was incorporated under the laws of the State of ____________ on ____________.

         2. That the following named individuals are duly elected officers of the Corporation, who hold the offices set opposite their respective names and who are duly authorized to execute any and all documents in connection with the Corporation's investment in ___________________, and that the signatures written opposite their names and titles are their correct and genuine signatures.

                     Name                              Title                       Signature

           ------------------------------    ---------------------------     -----------------------


           ------------------------------    ---------------------------     -----------------------


           ------------------------------    ---------------------------     -----------------------


         IN WITNESS WHEREOF, I have executed this certificate and affixed the seal of the Corporation this ___ day of __________, 199_, and declared that it is truthful and correct.

[SEAL]
                                             ___________________________________
                                             (Name of Corporation)




                                             By:________________________________
                                             Name:
                                             Title:

                                   EXHIBIT C

                         CERTIFICATE OF TRUST INVESTOR

CERTIFICATE OF                                                   (the "Trust")
             -----------------------------------------------------------------
                      (Name of Trust or Custodial Relationship)

         The undersigned, constituting the Custodian or all of the Trustees of the Trust, hereby certify as follows:

         1. That the Trust was established pursuant to a Trust Agreement dated ______________ (the "Agreement").

         2. That the undersigned is authorized to execute, on behalf of the Trust, any and all documents in connection with the Trust's investment in the Fund.

         IN WITNESS WHEREOF, I have executed this certificate as an officer or Trustee of the Trust authorized to execute this certificate this ___ day of ___________, 199_, and declare that it is truthful and correct.




                                 _______________________________________________
                                    (Name of Trust or Custodial Relationship)




                                 By:____________________________________________
                                    Name:
                                    Title:

                                   EXHIBIT D

                           CERTIFICATE OF INDIVIDUAL

CERTIFICATE OF                                              (the "Individual")
             -----------------------------------------------------------------
                               (Name of Individual)


      The undersigned hereby certifies as follows:

         1. The Individual (if not using a Purchaser Representative) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Shares. The aggregate amount of the investments of the Individual in, and his commitments to, all similar investments that are illiquid is reasonable in relation to his net worth.

         2. That the undersigned is authorized to execute on behalf of the Individual, any and all documents in connection with the Individual's investment in the Fund, if applicable.

         IN WITNESS WHEREOF, the undersigned has executed this certificate this ____ day of ___________, 199_, and declared that it is truthful and correct.



                                             ________________________________
                                                    (Name of Individual)





                                             By:______________________________

                                                Name:
                                                Title:

                             SUBSCRIPTION AGREEMENT


SUBSCRIPTION AGREEMENT (this "Agreement") made as of this ________ day of ________, 1995 among BlackRock Asset Investors, a Delaware business trust, with its principal offices at 345 Park Avenue, New York, New York 10154 (the "Trust"), BlackRock Financial Management L.P., a Delaware limited partnership with its principal offices at 345 Park Avenue, New York, New York 10154 (the "Advisor") and the undersigned, BlackRock Fund Investors III, a Delaware business trust (the "Subscriber").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Trust is authorized to issue an aggregate of up to 200,000,000 shares of beneficial interest, par value $.01 per share, of the Trust (the "Shares"), upon the terms and subject to the conditions hereinafter set forth, and the Subscriber desires to irrevocably commit, upon the terms and subject to the conditions hereinafter set forth, to purchase up to a specified aggregate dollar amount of Shares ("Capital Commitment") as set forth on the signature page hereof;

          NOW, THEREFORE, for and in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:


1.   SUBSCRIPTION FOR SHARES AND REPRESENTATIONS AND AGREEMENTS OF SUBSCRIBER

          1.1 The Subscriber hereby acknowledges that (a) it was organized solely for the purpose of investing in the Trust; and (b) by executing this Agreement, the Subscriber irrevocably commits, upon the terms and subject to the conditions hereinafter set forth, to purchase up to the aggregate amount (net of cash distributions of capital from the Trust to the Subscriber) of Shares of the Trust as set forth upon the signature page hereof.

          1.2    The initial closing is expected to occur on or about
January 6, 1995 (the "Initial Closing"), although the Initial Closing may occur on any date, prior to March 31, 1995, after which at least $200 million of total capital commitments ("Total Trust Commitments") have been secured from
all investors in the Trust.   Subsequent closings may be held on or before
March 31, 1995.

          1.3    As summarized in the Confidential Private Placement
Memorandum dated December 21, 1994 (the "Memorandum"), pursuant to and subject to all of the terms of the Trust's Declaration of Trust, as amended from time to time (the "Declaration"), and the Subscriber's Declaration of Trust, as amended from time to time (the "Subscriber's Declaration"), under certain circumstances following a Trigger Notification Date (as defined in the Declaration), each shareholder of the Subscriber will be given the right to cancel its unfunded Capital Commitment (as defined in the Subscriber's Declaration) and, if so approved by holders of a majority of the Trust's shares, all unfunded Capital Commitments will be cancelled and, if so approved, the Trust and each investment company investing in the Trust (each a "Fund" and collectively, the "Funds") will terminate and promptly wind up their affairs. In addition, pursuant to and subject to all of the terms of the Declaration, all unfunded Capital Commitments will be cancelled and the Trust and each Fund will terminate and promptly wind up their affairs at any time if so approved by holders of 75% of the Trust's shares. Subject to the foregoing, the period during which the Capital Commitment may be drawn down by the Trust (the "Commitment Period") will expire on the third anniversary of the Initial Closing; provided, however, that the Advisor, upon approval by holders of a majority of the outstanding shares of beneficial interest of the Trust, may extend the Commitment Period for up to one additional year if (i) at least 50% of the Total Trust Commitments have been drawn down and invested prior to such expiration date and (ii) the Advisor determines, in its reasonable judgment, that sufficient opportunities exist to deploy the unused Total Trust Commitments during the extension period.

          1.4 Undrawn Capital Commitments by the Subscriber and each other Fund may be called by the Trust during the Commitment Period in any amount not less than $10 million in the aggregate; provided that each such capital call to the Subscriber and the Funds shall be expressed as a pro rata percentage of the Subscriber's and each Fund's undrawn Capital Commitment to the Trust.

          1.5 In order to make a capital call on the Subscriber, the Trust must provide at least 14 days prior written notice of the amount of the call (both as a percentage of the unpaid portion of the Subscriber's Capital Commitment and as a dollar amount) and the date (no sooner than 14 days following the capital call) on which immediately available funds must be received by the Trust. Upon receipt of funds pursuant to a call, the Trust will issue in the name of and for the account of the Subscriber that number of full and fractional Shares having an aggregate net asset value equal to the amount of the capital call from the Subscriber as determined by the Trust at any time within 48 hours, excluding Saturdays, Sundays and holidays on which banks in the City of New York or the New York Stock Exchange are not open for business, prior to the date of such issuance. Upon the Subscriber's payment to the Trust pursuant to a capital call, the Subscriber's undrawn Capital Commitment shall be reduced by the amount of such payment; provided, however, that the Subscriber's undrawn Capital Commitment shall be increased (but not in excess of the original amount) by any cash distributions of capital from the Trust to the Subscriber during the Commitment Period. At or prior to the date of each capital call, the Trust will advise the Subscriber of the total amount of such Subscriber's undrawn Capital Commitment, together with details of any return of capital subsequent to the previous capital call. If the Subscriber does not receive from one or more of its subscribers the entire amount of the capital call made by the Subscriber in order to satisfy the Trust's capital call, the Subscriber will reduce its payment to the Trust accordingly and will not borrow funds or use funds on hand to satisfy the missing portion of the Trust's capital call.

          1.6 If the Subscriber fails to pay the full amount of a capital call by the date specified in the notice, the Trust will send a second notice of such call. If the Subscriber fails to pay the full amount of such capital call in immediately available funds on or prior to 5:30 p.m. on the 14th day (the "Default Date") after the date of such second notice, the Trust shall be entitled at any time prior to the 120th day after the Default Date to repurchase, retire and cancel the same number of its Shares from the Subscriber as the number of shares of the Subscriber previously repurchased by the Subscriber pursuant to a parallel repurchase right, at a price per Share equal to the price per share of the Subscriber paid by the Subscriber. Other than as set forth in this Section 1.6, the Trust shall not purchase, redeem or otherwise acquire its Shares.

          1.7 If this Agreement is accepted by the Trust after the date on which the Trust receives funds in satisfaction of its first capital call (the "Initial Funding Date"), the Trust will specify in such acceptance, and the Trust will specify in a written notice to each other subscriber that has a Capital Commitment expressed as a percentage of the Total Trust Commitments, the amount that the new Subscriber and each such percentage subscriber, respectively, shall pay in immediately available funds within 14 days after such acceptance or notice, which amount shall be sufficient to permit all future capital calls to be made on a pro rata basis; provided that the Trust will accept new or additional subscriptions no more frequently than biweekly after the Initial Funding Date. Payments due will not be treated as capital calls subject to the minimum as set forth in Section 1.4.

          1.8 The Subscriber understands and acknowledges (i) that the Subscriber must bear the economic risk of his investment in the Shares;
(ii) that the Shares have not been registered under the Securities Act of 1933 (the "1933 Act") or any state or foreign securities laws, that the Trust has no intention of doing so and that the Subscriber has no right to require it to do so and that therefore such Shares cannot be resold or transferred unless they are subsequently registered under the 1933 Act and applicable state laws or unless an exemption from such registration is available; (iii) that the Subscriber is purchasing the Shares for investment purposes only for the account of the Subscriber and not with any view toward a distribution thereof;
(iv) that the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Shares which the Subscriber hereby subscribes to purchase or any part thereof or interest therein, and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement; (v) that the Subscriber understands that, except as otherwise provided in the Declaration, the Shares cannot be transferred without the prior written consent of the Trust; (vi) that there will be no public market for the Shares; (vii) that any disposition of the Shares or any interest therein may result in unfavorable tax consequences to the Subscriber; and (viii) that this Agreement represents an interest in Shares and is subject to the foregoing to the same extent as the Shares.

          1.9 The Subscriber recognizes that the purchase of Shares involves a high degree of risk in that (i) the Trust has no operating history;
(ii) an investment in the Trust is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Trust and the Shares; (iii) the Subscriber may not be able to dispose of his investment; (iv) transferability of the Shares is extremely limited and (v) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

          1.10 The Subscriber represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by the responses to the questions contained in
Section 6 hereof.

          1.11 The Subscriber hereby represents that he has been afforded the opportunity to ask questions of and obtain additional information concerning the terms and conditions of the offering of the Shares or to verify the information contained in the Confidential Private Placement Memorandum dated December 21, 1994, as supplemented from time to time, and the appendices thereto (collectively, the "Offering Documents") or otherwise relative to the Trust, to the extent that the officers and representatives of the Trust possess such information or can acquire it without unreasonable effort or expense. All such questions if asked have been answered satisfactorily and all such information provided has been found to be fully satisfactory.

          1.12 The Subscriber hereby represents that the Subscriber has received, reviewed carefully and understands fully the Offering Documents. The Subscriber has evaluated the risks of investing in the Shares, and has determined that the Shares are a suitable investment for the Subscriber. The Subscriber can bear the economic risk of this investment and can afford a complete loss of his investment. In evaluating the suitability of an investment in the Shares, the Subscriber has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Documents, and independent investigations made by the Subscriber or representative(s) of the Subscriber or the investors in the Subscriber.

          1.13 The Subscriber hereby acknowledges that the offering of the Shares has not been reviewed, endorsed or recommended by the United States Securities and Exchange Commission (the "Commission") or any state or foreign regulatory authority and that no federal, state or foreign authority has made any finding or determination as to the fairness of the offering of the Shares.

          1.14 The Subscriber understands that there is no market for the Shares and that no market is expected to develop for the Shares. The Subscriber hereby agrees that it will not dispose of an interest in this Agreement or any of the Shares purchased pursuant hereto (including by way of sale, transfer, assignment, pledge, hypothecation or any other means) other than in accordance with the provisions set forth in the Declaration (which provisions are summarized in the Memorandum).

          1.15 Any information which the Subscriber has furnished to the Trust in Section 6 or on the signature page hereof, is correct and complete as of the date of this Agreement and if there should be any material change prior to the Initial Closing in such information or in any representation or warranty made by the Subscriber herein, the Subscriber will immediately furnish such revised or corrected information to the Trust.

          1.16 The Subscriber hereby represents that the address or the addresses of the Subscriber furnished by him on the signature page hereof is the undersigned's principal residence if he is a natural person or its principal business address or addresses if it is a corporation or other entity.

          1.17 The representations, warranties, agreements, undertakings and acknowledgements made by the Subscriber in this Agreement (the "Covered Items") are made with the intent that they be relied upon by the Trust in determining the Subscriber's suitability as a purchaser of the Shares, and shall survive any such purchase. The Subscriber recognizes that the offer of the Shares to him was made in reliance upon his representations and warranties and the acknowledgments and agreements set forth herein, and hereby agrees to indemnify, to the extent of the Subscriber's undrawn Capital Commitment and the Subscriber's interest in the Trust (which shall be the maximum indemnification liability of the Subscriber for all purposes hereof), the Trust, the Advisor and each of their respective Affiliates (as defined in the Declaration), and to hold each of them harmless against, all liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Shares by the Subscriber in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Subscriber of the Covered Items.


2.  REPRESENTATIONS BY, AND COVENANTS OF, THE ADVISOR AND THE TRUST

          2.1 As of the Initial Closing, the Advisor, and as of each subsequent closing date, the date of notice of each call and the date of each sale of Shares by the Trust (each, a "Subsequent Date"), the Advisor (but only to the best of its knowledge insofar as the Trust is concerned) and the Trust (but solely as to the Trust and the Funds other than the Subscriber and not as to the Advisor) represent, warrant and, where applicable, covenant that
(A) the Trust has been duly organized, and is subsisting and in good standing, as a business trust under the laws of the State of Delaware and has the requisite power and authority to conduct its business as described in the Offering Documents and the Declaration and (B) each of the Declaration, the Declaration of Trust of each of the Funds, the Investment Advisory Agreement (the "Advisory Agreement") in effect between the Trust and the Advisor, this Agreement, the other subscription agreements with respect to the Trust and each Fund and any other documents executed and delivered by the Trust, the Funds, their respective Trustees or the Advisor in connection therewith or herewith have been duly authorized, executed and delivered by such persons, and are the legal, valid and binding obligations of such persons enforceable in accordance with their respective terms, except (i) that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          2.2    As of the Initial Closing and as of each Subsequent
Date, the Advisor represents, warrants and, where applicable, covenants that it has been duly organized, and is subsisting and in good standing, under the laws of the state of its organization and has the requisite power and authority to enter into and perform its obligations under the Advisory Agreement.

          2.3 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor and the Trust represent, warrant and, where applicable, covenant that the Shares have been duly and validly authorized and, when delivered and paid for in accordance with this Agreement, will be duly and validly issued units of beneficial interest in the Trust and that the Subscriber shall be entitled to all the benefits of a beneficial owner of the Trust under the Declaration and the Delaware Act (as defined in the Declaration).

          2.4 As of the Initial Closing, the Advisor represents and warrants that the Trust is duly qualified to do business and is in good standing in the State of New York and is not required by virtue of the conduct of its business to be qualified as a foreign corporation in any other jurisdiction.

          2.5 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, to the extent within its control, and the Trust represent, warrant and, where applicable, covenant that the Trust will use the proceeds from the sale of the Shares solely to invest in a manner consistent with the Offering Documents and to pay the Trust's expenses.

          2.6 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, to the extent within its control, and the Trust represent, warrant and, where applicable, covenant that commencing on the Initial Funding Date, the Trust will (i) be an investment company within the meaning of the Investment Company Act of 1940 (the "1940 Act") and be registered as such under the 1940 Act and (ii) qualify for and be entitled to receive the special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Without limiting the generality of the foregoing, to the extent within the control of the Advisor, commencing on the Initial Funding Date, the Trust will have outstanding securities (other than short-term paper) beneficially owned by more than 100 persons as determined in accordance with provisions of Section 3(c)(1) of the 1940 Act and the Trust will not be a company described in Sections 3(c)(5) and/or 3(c)(6) of the 1940 Act.

          2.7 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor (to the best of its knowledge insofar as the Trust and any Fund is concerned) and the Trust (but solely as to the Trust and the Funds other than the Subscriber and not as to the Advisor), to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Trust, any Fund, nor the Advisor is in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in the Declaration or the Declaration of Trust of each respective Fund, or in any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which any such person is a party or by which any thereof is bound or to which the properties of any thereof are subject, nor is any such person in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of such person or impair such person's ability to carry out its obligations under this Agreement, any subscription agreement with respect to any Fund, the Declaration or the Declaration of Trust of each respective Fund, as the case may be, or impair the Advisor's ability to carry out its obligations under the Advisory Agreement.

          2.8 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, and the Trust (but solely as to the Trust and the Funds other than the Subscriber and not as to the Advisor), represent, warrant and, where applicable, covenant that there is no litigation, investigation, or other proceeding pending or, to the best of its or their knowledge, threatened against the Trust, each Fund, the Advisor or any of their respective Affiliates (excluding from such term solely for this purpose any investor in the Trust or in any Fund other than the Advisor or its Affiliates) which, if adversely determined, would materially adversely affect the business or financial condition of the Trust, each Fund or the Advisor or the ability of such person to carry out its obligations under this Agreement, any subscription agreement with respect to each Fund, the Declaration or the Declaration of Trust of each Fund, as the case may be, or impair the Advisor's ability to carry out its obligations under the Advisory Agreement.

          2.9 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor, to the best its knowledge, and the Trust, to the best of its knowledge, represent, warrant and, where applicable, covenant that neither the Trust nor any person acting on its behalf has taken any actions that would subject the issuance and sale of the Shares to the registration and prospectus delivery provisions of the 1933 Act.

          2.10 As of the Initial Closing, the Advisor, and as of each Subsequent Date occuring on or prior to March 31, 1995, the Advisor, and the Trust represent, warrant and, where applicable, covenant that the Offering Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they are or were made.

          2.11 As of the Initial Closing, the Advisor, and as of each Subsequent Date, the Advisor and the Trust represent, warrant and, where applicable, covenant that if, in connection with the sale of shares in the Trust, the Trust or the Advisor or an Affiliate of either offers any rights or benefits to or for the benefit of the purchaser of such shares, rights or benefits no less favorable than those offered to or for the benefit of such purchaser shall be offered to the Subscriber.

          2.12   As of the Initial Closing and as of each Subsequent
Date, the Advisor represents, warrants and, where applicable, covenants that the Subscriber has been provided true, complete and correct copies or forms of all letters, agreements, undertakings and other documents by and among the Trust or the Advisor or an Affiliate thereof relative to any such person's purchase of shares of the Trust or any terms, conditions, operations, obligations or other understandings affecting such Trust.

          2.13   As of the Initial Closing and as of each Subsequent
Date, the Advisor represents, warrants and, where applicable, covenants that the Advisor will reimburse the Trust, BlackRock Capital Finance, and the Funds for, or cause to be paid on behalf of the Trust, BlackRock Capital Finance and the Funds, each such entity's allocable share of the aggregate offering and organizational expenses of the Trust, BlackRock Capital Finance and the Funds in excess of $750,000.

          2.14 The Advisor and/or the Trust, as the case may be, acknowledges that the representations, warranties and covenants made by the Advisor and/or the Trust, as the case may be, are made with the intent that they be relied upon by the Subscriber in committing to purchase and in purchasing Shares and shall survive any such purchase and that the commitment to purchase, and each purchase of, Shares by the Subscriber was and will be made in reliance upon the representations, warranties and covenants set forth herein. To the extent such representations, warranties and covenants are made by the Advisor and the Trust, they are made jointly and severally: provided, however, that if the Subscriber brings action against only the Trust or only the Advisor, the defending party may implead or seek contribution from the other and the other will, in addition to any liability or contribution imposed, be liable to the defending party for the incremental costs incurred by the defending party in connection with such impleader or contribution proceeding if
(a) the other is found to be responsible for 25% or more of the aggregate recovery, (b) the other is found to be responsible for $1,250,000 or more or (c) the defending party is found to be not responsible for any amount and the other is found to be responsible for some amount. The Advisor hereby agrees to indemnify, to the extent of the dollar amount of the Subscriber's Capital Commitment (which shall be the maximum indemnification liability of the Advisor for all purposes hereof), the Subscriber and any Affiliates, and to hold each of them harmless against liabilities, costs or expenses (including reasonable attorneys' fees) arising as a result of the sale or distribution of the Shares by the Trust or the Advisor (or any Affiliate of the Advisor) in violation of the registration requirements of the 1933 Act (or other applicable law) or any material misrepresentation or material breach by the Advisor of its representations, warranties and covenants made herein.



3.    Closing Conditions

             3.1 The Subscriber's obligations hereunder are subject to the fulfillment (or waiver by the Subscriber), prior to or at the time of the Initial Closing, of the following conditions:

                    (a) The representations and warranties set forth herein on the part of the Advisor shall be true and correct as if made on and as of the time of the Initial Closing.

                    (b) The Initial Closing shall have occurred not later than March 31, 1995; the Total Trust Commitments at the time of the Initial Closing shall be at least $200 million and the Total Trust Commitments shall include a capital commitment on the part of the Advisor (either directly or through one or more affiliates) to one or more of the Subscriber and the Funds in an aggregate amount equal to the lesser of 5% of the Total Trust Commitments and $27 million.

                    (c) The certificate of trust with respect to the Trust shall have been duly filed in the Office of the Secretary of State of the State of Delaware.

                    (d) The Advisor shall have executed and delivered to the Subscriber a certificate satisfactory in form and substance to the Subscriber certifying the fulfillment of the conditions specified in clauses
(a) through (c) above.

                    (e) The Subscriber shall have received opinions dated the date of the Initial Closing from Skadden, Arps, Slate, Meagher & Flom in substantially the form attached hereto as Schedule 1.

             3.2 If at the Initial Closing the Advisor fails to tender to the Subscriber the documents specified herein which are required to be delivered to the Subscriber at the Initial Closing or if any of the conditions specified in Section 3.1 above shall not have been fulfilled, the Subscriber shall, at its election, be relieved of all further obligations under this Agreement.


4.    MISCELLANEOUS

             4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by facsimile with written confirmation of receipt and a copy of the notice sent by overnight courier or if delivered by hand against written receipt therefor, addressed to BlackRock Asset Investors, c/o BFM Advisory L.P., 345 Park Avenue, New York, New York 10154, Attention: Ralph L. Schlosstein, President (Fax:

212-754-8760), BlackRock Financial Management L.P., 345 Park Avenue, New York, New York 10154, Attention: Ralph L. Schlosstein, President, (Fax: 212-754-8760) or to the Subscriber at his address or facsimile number indicated on the signature page of this Agreement, or in either case such other person or address as shall have been given by notice to the other party. Notices shall be deemed to have been given on the date sent or delivered by hand in accordance with the provisions set forth in this Section 4.1.

             4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties hereto and approved by those persons owning or committed to purchase shares issued or to be issued by the Subscribers, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by such parties and approved by such persons.

             4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement and any other agreements referred to herein sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them with respect to such subject matter. This Agreement may not be assigned without the prior written consent of each party hereto or the successor to substantially all of the business of any such person.

             4.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided and shall survive the insolvency, merger, consolidation, share exchange, sale of assets and the death or disability of the Subscriber; provided, however, if within 14 days of the Trust's acknowledged receipt of the Subscription Agreement, the Subscription Agreement is not accepted by the Trust and the Advisor and an accepted copy is not delivered to the Subscriber, the Subscription Agreement shall be of no further force and effect unless the Subscriber agrees in writing to an extension of such 14 day period.

             4.5 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of law.

             4.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

             4.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

             4.7 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.


5.    NOTICE TO CERTAIN STATE RESIDENTS

             5.1 In making an investment decision investors must rely on their own examination of the issuer and the terms of the offering, including the merits and risks involved. These securities have not been recommended by any federal or state securities commission or regulatory authority in any jurisdiction. Furthermore the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

             5.2 These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act, as amended, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment.

             5.3 The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

             5.4 Florida Residents: Where sales are made to five or more persons in Florida (excluding certain institutional purchasers described in section 517.061(7) of the Florida Securities and Investor Protection Act) (the "Act"), any such sale made pursuant to section 517.061(11) of the Act shall be voidable by the purchaser either within three days after the first tender of consideration is made by such purchaser to the issuer, or an agent of the issuer, or an escrow agent or within three days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

             5.5 New Hampshire Residents: Neither the fact that a registration statement or an application for license has been filed under Chapter 421-B with the State of New Hampshire nor the fact that a security is effectively registered or a person is licensed in the State of New Hampshire constitutes a finding by the Secretary of State that any document filed under RSA 421-B is true, complete and not misleading. Neither any such fact nor the fact that an exemption or exception is available for a security or a transaction means that the Secretary of State has passed in any way upon the merits or qualification of, or recommended or given approval to, any person, security or transaction. It is unlawful to make, or cause to be made, to any prospective purchaser, customer or client any representation inconsistent with the provisions of this paragraph.

             5.6 Pennsylvania Residents: If a purchaser is a resident of the Commonwealth of Pennsylvania, he acknowledges and agrees that (a) the securities purchased by such purchaser cannot be sold for a period of twelve
(12) months from the date of purchase, except as permitted under section
204.011 of the Pennsylvania Securities Regulations, and (b) pursuant to section 207(M) of the Pennsylvania Securities Act, each Pennsylvania resident who accepts an offer to purchase securities exempted from registration under section 203(D) of the Pennsylvania Securities Act directly from an issuer or an affiliate of an issuer has the right to withdraw his acceptance without incurring any liability to the seller, underwriter, if any, or any other person within two (2) business days from the date of receipt by the issuer of his written binding contract of purchase or, in the case of a transaction in which there is no written binding contract of purchase, within two (2) business days after he makes the initial payment for the securities being offered.

6.   CONFIDENTIAL INVESTOR QUESTIONNAIRE

          The Subscriber represents and warrants that the purchaser of the Shares comes within each category marked below, and that for any category marked, he or she has truthfully set forth the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish such additional information as is reasonably necessary in order for the Trust or the Advisor to verify the answers set forth below.

Please mark each applicable box

[ ]     a.   The undersigned is an individual (not a partnership,
             corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $ 1,000,000.

                   Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the appraised fair market value of such property less debt secured by such property.

[ ]     b.  The undersigned is an individual (not a partnership,
            corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

[ ]     c.  The undersigned is a director or executive officer of the Trust which is issuing and selling the Shares.

[ ]     d.  The undersigned is a bank; a savings and loan association, insurance company, registered investment company; registered business development company; licensed small business investment company ("SBIC"); a plan established and maintained by a state, its political subdivisions, on any agency on instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


            _______________________________________________________________

            _______________________________________________________________
            (describe entity)

[ ]        e.    The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;


                 _______________________________________________________________

                 _______________________________________________________________
                 (describe entity)

[ ]        f.    The undersigned is a corporation, partnership, Massachusetts or other business trust, or a non-profit organization within the meaning of Section 501 (c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000;


                 _______________________________________________________________

                 _______________________________________________________________
                 (describe entity)

[ ]        g.    The undersigned is a trust with total assets in excess of
                 $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii). Such
                 "sophisticated person" has the knowledge and experience in financial and business matters to capably evaluate the merits and risks of the prospective investment.

[ ]        h.    The undersigned is an entity all the equity owners of which are
                 "accredited investors" within one or more of the above categories.


                 _______________________________________________________________

                 _______________________________________________________________
                 (describe entity)

[ ]        i.    The undersigned is not within any of the categories above and is therefore a nonaccredited investor.

[ ]        j.    The undersigned is (i) an individual or company whose
                 subscription is for at least $500,000 or (ii) an individual or company whose net worth at the time of entering into such person's or company's subscription agreement is at least
                 $1,000,000. For this purpose, the term "company" generally means a corporation, partnership, association, joint-stock company, trust, or any organized group of persons (which may include a contractual arrangement), whether incorporated or not, or any receiver, trustee in bankruptcy or liquidating agent for any of the foregoing. However, the term "company" does not include a registered investment company, a business development company as defined in Section 202(a)(22) of the Investment Advisors
                 Act of 1940 (which would include a registered business development company) or any "company" which would be required to register as an investment company except by virtue of the operation of Section 3(c)(1) of the Investment Company Act of 1940 unless each of such company's equity holders satisfies the requirements of clause (i) or (ii) above (taking into account the definition of company used in such clauses).

THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE OF THE FOREGOING
REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT THE TRUST WILL RELY ON THEM.

7.     MANNER IN WHICH TITLE TO BE HELD (check one)

a.     [ ]   Individual Ownership
b.     [ ]   Community Property
c.     [ ]   Joint Tenant with Right of Survivorship (both parties must sign)
d.     [ ]   Partnership*
e.     [ ]   Tenants in Common
f.     [ ]   Corporation*
g.     [ ]   Trust*
h.     [ ]   Other

* If Shares are being subscribed for by an entity other than an individual, please complete Exhibit A, B or C, as applicable, which are attached.

Capital Commitment (please fill in (a) and (b) below): The minimum Capital Commitment is the lesser of (x) $100 million or (y) 16.67% of the Trust's maximum amount of Capital Commitments ($600 million).

                   (a)  $________________ million

                   (b) _________________% of the aggregate Capital Commitments of the Trust, subject to a maximum of $_________________ million


                         BlackRock Fund Investors III
        --------------------------------------------------------------
                 Name(s) Exactly as to Appear on Stock Register

               By:  __________________________________________________
                    Name:   Wesley R. Edens
                    Title:  Chief Operating Officer

                              BlackRock Fund Investors III
               -------------------------------------------------------
                              Name Typed or Printed

                              345 Park Avenue
               -------------------------------------------------------
                              Business Address

                              New York, New York
               -------------------------------------------------------

                                      10154
               -------------------------------------------------------
                              City. State and Zip Code

                              (212) 754-5560
               -------------------------------------------------------
                                     Telephone


                              (212) 935-1370
               -------------------------------------------------------
                                     Facsimile Number

                                  applied for
               -------------------------------------------------------
                            Tax Identification Number

 Dated:  _________________, 199_

This Subscription Agreement is agreed to and accepted as of ________ __, 1995

       BlackRock Asset Investors

       By:  ____________________________________________
            Name:   Wesley R. Edens
            Title:  Chief Operating Officer

       BlackRock Financial Management L.P.

       By:  ____________________________________________
            Name:   Ralph L. Schlosstein
            Title:  President

                                   EXHIBIT A

                         CERTIFICATE OF TRUST INVESTOR


CERTIFICATE OF               BlackRock Fund Investors III          (the "Fund")
               ----------------------------------------------------------------
                      (Name of Trust or Custodial Relationship)

         The undersigned, an officer of the Fund, hereby certifies as follows:

         1. That the Fund was established pursuant to a Declaration of Trust dated ________ __, 1995 (the "Agreement").

         2. That as of the date hereof, the Agreement has not been revoked and is still in full force and effect.

         3. That Laurence D. Fink, Ralph L. Schlosstein, Wesley R. Edens, Henry Gabbay and Susan L. Wagner is each authorized to execute, on behalf of the Fund, any and all documents in connection with the Fund's investment in the Trust.

         IN WITNESS WHEREOF, I have executed this certificate as an officer of the Fund authorized to execute this certificate this __ day of _________________, 199_, and declared that it is truthful and correct.



                                          BlackRock Fund Investors III
                                 ____________________________________________
                                   (Name of Trust or Custodial Relationship)





                                 By:____________________________________________
                                    Name:   Wesley R. Edens
                                    Title:  Chief Operating Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No.    )*

BlackRock Fund Investors III
(Name of Issuer)

Shares of Beneficial Interest, par value $.01 per share
(Title of Class of Securities)

Applied for
(CUSIP Number)   091913509

Terry Blaney
Washington State Investment Board
2424 Heritage Court S.W.
P.O. Box 40916
Olympia, WA   98504-0916
360-664-8284
(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

March 30, 1995
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d- 1(b)(3) or (4), check the
following box    /  /.

Check the following box if a fee is being paid with the statement /x/. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Appplied for
CUSIP No.  091913509

1.   NAME OF REPORTING PERSON
S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

Washington State Investment Board
91-6019017

2.   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
(a) / /
(b) /x/

3.   SEC USE ONLY

4.   SOURCE OF FUNDS*

WC

5.   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
TO ITEMS   2(d) or 2(e) / /

6.   CITIZENSHIP OR PLACE OF ORGANIZATION

State of Washington

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH

7.   SOLE VOTING POWER

4,031.59

8.   SHARED VOTING POWER

None

9.   SOLE DISPOSITIVE POWER

4,031.59

10.  SHARED DISPOSITIVE POWER

None

11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
PERSON

4,031.59

12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
SHARES*  /  /

13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

43.12%

14.  TYPE OF REPORTING PERSON*

EP
Item 1.  Security and Issuer.

     This Schedule 13D relates to shares of beneficial interest, par value $.01 per share (the "Shares"), of BlackRock Fund Investors, III (the "Issuer"), a Delaware business trust whose principal executive office is located at 345 Park Avenue, New York, NY 10154.

Item 2.  Identity and Background.

     (a)-(c), (f). This statement is filed by the Washington State Investment Board (the "Reporting Person") which is a state executive branch agency having the responsibility to manage and invest the assets of state retirement, insurance and permanent funds. The business address of the Reporting Person is 2424 Heritage Court SW, P. O. Box 40916, Olympia, WA 98504-0916.

     (d)-(e).  None

Item 3.  Source and Amount of Funds or Other Consideration.

     The Reporting Person acquired 4,031.59 Shares from the Issuer on March 30, 1995 at a cost of $4,031,591.13 which was provided from the assets of the state funds managed by the Reporting Person.

Item 4.  Purpose of Transaction.

     The acquisition of Shares described in Item 3 was made by the Reporting Person for investment purposes. An employee of the Reporting Person is a member of the Board of Trustees of the Issuer.

     The Reporting Person has no current intention to acquire additional Shares other than pursuant to its obligations under the Subscription Agreement with the Issuer incorporated herein by reference to Exhibit 1 or to dispose of any Shares. Notwithstanding the foregoing, the Reporting Person may, at any time or from time to time, acquire additional Shares in any other manner or, subject to the terms of such Subscription Agreement or the Issuer's Declaration of Trust, dispose of any or all of the Shares beneficially owned by it, or continue to hold such Shares, as it may deem advisable. Any decision with regard to acquisitions, dispositions or holding of Shares will depend upon circumstances existing from time to time, many of which are beyond the Reporting Person's control, including general economic and market conditions.

     Although the foregoing reflects the current intentions of the Reporting Person, such intentions are subject to change at any time. Except as set forth above, the Reporting Person does not have any plans or proposals which would result in or relate to any of the transactions described in Paragraphs (a)-(j) of Item 4 of Schedule 13D.

Item 5.  Interest in Securities of Issuer.

     (a) The Reporting Person acquired 4,031.59 Shares from the Issuer on March 30, 1995 constituting 43.12% of the Shares outstanding on such date.
     (b)  The Reporting Person has the sole power to vote the Shares.
     (c) The Reporting Person has not engaged in any other transactions in the Shares within the past sixty days.
     (d)  None.
     (e)  Not applicable.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer.

     Except as described in Item 4 above, the Reporting Person has no contracts, arrangements or understandings with respect to any securities of the Issuer. The Subscription Agreement referred to in Item 4 sets forth certain of the terms and conditions of the sale of Shares to the Reporting Person and is incorporated herein by reference.

Item 7.  Material to be Filed as Exhibits.

                      1.   Form of Subscription Agreement.

This statement speaks as of its date, and no inference should be drawn that no change has occurred in the facts set forth herein after the date hereof.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: April 10, 1995

WASHINGTON STATE INVESTMENT BOARD



By: /s/ Terry Blaney
Signature
Name: Terry Blaney
Title: Senior Investment Officer-Alternative Investments
168761.c1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No.    )*

BlackRock Asset Investors
(Name of Issuer)

Shares of Beneficial Interest, par value $.01 per share
(Title of Class of Securities)

Applied for
(CUSIP Number)   091913103

Terry Blaney
Washington State Investment Board
2424 Heritage Court S.W.
P.O. Box 40916
Olympia, WA   98504-0916
360-664-8284
(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

March 30, 1995
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d- 1(b)(3) or (4), check the
following box    / /.

Check the following box if a fee is being paid with the statement /x/. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Appplied for
CUSIP No. 091913103

1.   NAME OF REPORTING PERSON
S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

Washington State Investment Board
91-6019017

2.   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
(a) / /
(b) /x/

3.   SEC USE ONLY

4.   SOURCE OF FUNDS*

WC

5.   CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
TO ITEMS   2(d) or 2(e) / /

6.   CITIZENSHIP OR PLACE OF ORGANIZATION

State of Washington

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH

7.   SOLE VOTING POWER

4,031.59

8.   SHARED VOTING POWER

9.   SOLE DISPOSITIVE POWER

4,031.59

10.  SHARED DISPOSITIVE POWER

11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
PERSON

4,031.59

12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
SHARES*  /  /

13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

21.5%

14.  TYPE OF REPORTING PERSON*

EP
Item 1.  Security and Issuer.

     This Schedule 13D relates to shares of beneficial interest, par value $.01 per share (the "Shares"), of BlackRock Asset Investors (the "Issuer"), a Delaware business trust whose principal executive office is located at 345 Park Avenue, New York, NY 10154.

Item 2.  Identity and Background.

     (a)-(c), (f). This statement is filed by the Washington State Investment Board (the "Reporting Person") which is a state executive branch agency having the responsibility to manage and invest the assets of state retirement, insurance and permanent funds. The business address of the Reporting Person is 2424 Heritage Court SW, P. O. Box 40916, Olympia, WA 98504-0916.

     The Issuer has advised the Reporting Person that all of its Shares are held by BlackRock Fund Investors I, BlackRock Fund Investors II and BlackRock Fund Investors III ("Fund III"), each of which is a Delaware business trust formed contemporaneously with the Issuer and registered under the Investment Company Act of 1940. Fund III's Declaration of Trust provides that the voting rights with respect to any shares held by it are, in effect, passed through to the owners of Fund III's shares of beneficial interest ("Fund III Shares"). The Reporting Person is an owner of Fund III Shares and is filing this statement with respect to the Issuer's Shares as a result thereof.

     (d)-(e).  None

Item 3.  Source and Amount of Funds or Other Consideration.

     The Reporting Person acquired 4,031.59 Fund III Shares from Fund III on March 30, 1995 at a cost of $4,031,591.13 which was provided from the assets of the state funds managed by the Reporting Person.

     The Issuer has advised the Reporting Person that on March 30, 1995 Fund III used such proceeds to acquire 4,031.59 Shares from the Issuer out of a total of 18,750 Shares issued by the Issuer on such date to BlackRock Fund Investors I, BlackRock Fund Investors II and Fund III. Accordingly, the Reporting Person's pass through voting rights relate to 4,031.59 Shares.

Item 4.  Purpose of Transaction.

     The acquisition of Fund III Shares described in Item 3 was made by the Reporting Person for investment purposes. An employee of the Reporting Person is a member of the Board of Trustees of the Issuer and Fund III.

     The Reporting Person has no current intention to acquire interests in additional Shares other than pursuant to its obligations under the Subscription Agreement with the Fund III and Fund III's obligations under its Subscription Agreement with the Issuer, in each case incorporated herein by reference to Exhibits 1 and 2, respectively, or to dispose of any interests in Shares. Notwithstanding the foregoing, the Reporting Person may, at any time or from time to time, acquire additional Fund III Shares in any other manner or, subject to the terms of such Subscription Agreements or the Fund III's Declaration of Trust, dispose of any or all of the Fund III Shares beneficially owned by it, or continue to hold such Fund III Shares, as it may deem advisable. Any decision with regard to acquisitions, dispositions or holding of Fund
III Shares will depend upon circumstances existing from time to time, many of which are beyond the Reporting Person's control, including general economic and market conditions.

     Although the foregoing reflects the current intentions of the Reporting Person, such intentions are subject to change at any time.

or proposals which would result in or relate to any of the transactions described in Paragraphs (a)-(j) of Item 4 of Schedule 13D.

Item 5.  Interest in Securities of Issuer.

     (a)-(b) Pursuant to the transactions described in Item 3, the Reporting Person may be deemed to beneficially own 4,031.59 Shares constituting 21.5% of the Shares outstanding on March 30, 1995.
     (c) The Reporting Person has not engaged in any other transactions in the Shares within the past sixty days.
     (d)  None.
     (e)  Not applicable.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer.

     Except as described in Item 4 above, the Reporting Person has no contracts, arrangements or understandings with respect to any securities of the Issuer. The Subscription Agreements referred to in Items 2 and 4 sets forth certain of the terms and conditions of the sale of Fund III Shares to the Reporting Person and is incorporated herein by reference.

Item 7.  Material to be Filed as Exhibits.

     1.   Form of Subscription Agreement with the Issuer.

     2.   Form of Subscription Agreement between the Issuer and Fund
          III.

This statement speaks as of its date, and no inference should be drawn that no change has occurred in the facts set forth herein after the date hereof.

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: April 10, 1995

WASHINGTON STATE INVESTMENT BOARD

By: /s/ Terry Blaney
Signature
Name: Terry Blaney
Title: Senior Investment Officer-Alternative Investments
168761.c1